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                                                                   Exhibit 10.14




AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================
























                             EFFECTIVE APRIL 1, 2001




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AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================


                                TABLE OF CONTENTS


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Purpose......................................................................................................... 1

ARTICLE 1 Definitions............................................................................................1

ARTICLE 2 Selection, Enrollment, Eligibility.....................................................................9
         2.1      Selection by Committee.........................................................................9
         2.2      Enrollment Requirements........................................................................9
         2.3      Eligibility; Commencement of Participation.....................................................9
         2.4      Termination of Participation and/or Deferrals..................................................9

ARTICLE 3 Deferral Commitments/Company Matching/Crediting/Taxes.................................................10
         3.1      Minimum Deferrals.............................................................................10
         3.2      Maximum Deferral..............................................................................10
         3.3      Election to Defer; Effect of Election Form....................................................11
         3.4      Withholding of Annual Deferral Amounts........................................................11
         3.5      Annual Company Contribution Amount............................................................11
         3.6      Annual Company Matching Amount................................................................11
         3.7      Rollover Contributions and Rollover Transfers.................................................12
         3.8      Investment of Trust Assets....................................................................12
         3.9      Vesting.......................................................................................12
         3.10     Crediting/Debiting of Account Balances........................................................14
         3.11     FICA and Other Taxes..........................................................................16
         3.11     FICA and Other Taxes..........................................................................16
         3.12     Distributions.................................................................................16

ARTICLE 4 Short-Term Payout;  Unforeseeable Financial Emergencies; Withdrawal Election..........................17
         4.1      Short-Term Payout.............................................................................17
         4.2      Other Benefits Take Precedence Over Short-Term................................................17
         4.3      Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies.........................17
         4.4      Withdrawal Election...........................................................................17

ARTICLE 5 Retirement Benefit....................................................................................18
         5.1      Retirement Benefit............................................................................18
         5.2      Payment of Retirement Benefit.................................................................18
         5.3      Death Prior to Completion of Retirement Benefit...............................................18

ARTICLE 6 Pre-Retirement Survivor Benefit.......................................................................19
         6.1      Pre-Retirement Survivor Benefit...............................................................19


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AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================

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                                                                                                               PAGE
         6.2      Payment of Pre-Retirement Survivor Benefit....................................................19

ARTICLE 7 Termination Benefit...................................................................................19
         7.1      Termination Benefit...........................................................................19
         7.2      Payment of Termination Benefit................................................................19

ARTICLE 8 Disability Waiver and Benefit.........................................................................20
         8.1      Disability Waiver.............................................................................20
         8.2      Continued Eligibility; Disability Benefit.....................................................20

ARTICLE 9 Beneficiary Designation...............................................................................21
         9.1      Beneficiary...................................................................................21
         9.2      Beneficiary Designation; Change; Spousal Consent..............................................21
         9.3      Acknowledgment................................................................................21
         9.4      No Beneficiary Designation....................................................................21
         9.5      Doubt as to Beneficiary.......................................................................21
         9.6      Discharge of Obligations......................................................................21

ARTICLE 10 Leave of Absence.....................................................................................22
         10.1     Paid Leave of Absence.........................................................................22
         10.2     Unpaid Leave of Absence.......................................................................22

ARTICLE 11 Termination, Amendment or Modification...............................................................22
         11.1     Termination...................................................................................22
         11.2     Amendment.....................................................................................23
         11.3     Plan Agreement................................................................................23
         11.4     Effect of Payment.............................................................................23

ARTICLE 12 Administration.......................................................................................23
         12.1     Committee Duties..............................................................................23
         12.2     Administration Upon Change In Control.........................................................24
         12.3     Agents........................................................................................24
         12.4     Binding Effect of Decisions...................................................................24
         12.5     Indemnity of Committee........................................................................25
         12.6     Employer Information..........................................................................25

ARTICLE 13 Other Benefits and Agreements........................................................................25
         13.1     Coordination with Other Benefits..............................................................25

ARTICLE 14 Claims Procedures....................................................................................25
         14.1     Presentation of Claim.........................................................................25
         14.2     Notification of Decision......................................................................26
         14.3     Review of a Denied Claim......................................................................26
         14.4     Decision on Review............................................................................26

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Deferred Compensation Plan
Master Plan Document
================================================================================


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         14.5     Legal Action..................................................................................26

ARTICLE 15 Trust  28
         15.1     Establishment of the Trust....................................................................27
         15.2     Interrelationship of the Plan and the Trust...................................................27
         15.3     Distributions From the Trust..................................................................27

ARTICLE 16 Miscellaneous........................................................................................27
         16.1     Status of Plan................................................................................27
         16.2     Unsecured General Creditor....................................................................27
         16.3     Employer's Liability..........................................................................27
         16.4     Nonassignability..............................................................................28
         16.5     Not a Contract of Employment..................................................................38
         16.6     Furnishing Information........................................................................28
         16.7     Terms.........................................................................................28
         16.8     Captions......................................................................................28
         16.9     Governing Law.................................................................................29
         16.10    Notice   .....................................................................................29
         16.11    Successors....................................................................................29
         16.12    Spouse's Interest.............................................................................29
         16.13    Validity 31
         16.14    Incompetent...................................................................................29
         16.15    Court Order...................................................................................29
         16.16    Distribution in the Event of Taxation.........................................................30
         16.17    Insurance.....................................................................................30
         16.18    Legal Fees To Enforce Rights After Change in Control..........................................30


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AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================



                             AMERISTAR CASINOS, INC.
                           DEFERRED COMPENSATION PLAN
                             Effective April 1, 2001

                                     PURPOSE

     The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of Ameristar Casinos, Inc., a Nevada corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1
                                   DEFINITIONS

     For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the vested portion of the Company Contribution Account balance, (iii) the vested portion of the Company Matching Account balance and (iv) the Rollover Contribution Account, minus (v) the Rollover Transfers. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Bonus" shall mean any compensation, in addition to Base Annual Salary relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, payable to a Participant as an Employee under any Employer's annual bonus and cash incentive plans, excluding stock options.

1.3 "Annual Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.




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AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================


1.4 "Annual Company Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.6.

1.5 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary and Annual Bonus that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.6 "Annual Salary Deferral Amount" shall mean that portion of a Participant's Base Annual Salary that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Salary Deferral Amount shall be the actual amount withheld prior to such event.

1.7 "Annual Bonus Deferral Amount" shall mean that portion of a Participant's Annual Bonus that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Bonus Deferral Amount shall be the actual amount withheld prior to such event.

1.8 "Annual Installment Method" shall mean annual installments over the number of years selected by the Participant or Committee in accordance with this Plan, calculated as follows: The Account Balance of the Participant shall be calculated as of the close of business on the last business day of the year. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of annual installments due the Participant. By way of example, if the Participant elects a 10 year Annual Installment Method, the first annual installment shall be 1/10 of the Account Balance, calculated as described in this definition. The following year, the annual installment shall be 1/9 of the Account Balance, calculated as described in this definition. Each annual installment shall be distributed to the Participant in four equal payments, one payment to be made each calendar quarter of the Plan Year, on or as soon as practicable after the first business day of each calendar quarter of the Plan Year. By way of example, if the annual installment for Plan Year 2002 totals $1,000, $250 shall be paid to the Participant on or as soon as practicable after January 1, April 1, July 1 and October 1.

1.9 "Base Annual Salary" shall mean the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding


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AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================


     bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

1.10 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.11 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.12 "Board" shall mean the board of directors of the Company.

1.13 A "Change in Control" shall be deemed to have occurred if:

     (a) individuals who, as of the date of this Agreement, constitute the entire Board of Directors of the Company ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors of the Company; PROVIDED, HOWEVER, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of an individual whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company), also shall be an Incumbent Director; or

     (b) the stockholders of the company shall approve (A) any merger, consolidation, or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company) or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an "Acquisition Transaction") where (1) the stockholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of (a) the then outstanding common stock of the corporation surviving or resulting


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AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================

          from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the "Surviving Corporation") (or of its ultimate parent corporation, if any) and (b) the Combined Voting Power (as defined below) of the then outstanding Voting Securities (as defined below) of the Surviving Corporation (or of its ultimate parent corporation, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors of the Surviving Corporation (or of its ultimate parent corporation, if any) or (B) any plan or proposal for the liquidation or dissolution of the Company; or

     (c) any Person (as defined below) other than a Permitted Holder (as defined below) shall become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company representing in the aggregate fifty percent (50%) or more of either (i) the then outstanding shares of the Company Common Stock or
          (ii) the Combined Voting Power of all then outstanding Voting Securities of the Company; PROVIDED, HOWEVER, that notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred for purposes of this clause (c) solely as the result of:

          (A) an acquisition of securities by the Company which, by reducing the number of shares of the Company Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of the Company Common Stock beneficially owned by any Person to fifty percent (50%) or more of the shares of the Company Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to fifty percent (50%) or more of the Combined Voting Power of all then outstanding Voting Securities; or

          (B) an acquisition of securities directly from the Company except that this paragraph B shall not apply to:

               (1) any conversion of a security that was not acquired directly from the Company; or

               (2) any acquisition of securities if the Incumbent Directors at the time of the initial approval of such acquisition would not immediately after (or otherwise as a result of) such acquisition constitute a majority of the Board of Directors of the Company.

     (d)  For purposes of this Section 1.13:



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AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================

          (i) "Person" shall mean any individual, entity (including, without limitation, any corporation, partnership, limited liability company, trust, joint venture, association or governmental body) or group (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that "Person" shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiary for or pursuant to the terms of any such plan;

          (ii) "Voting Securities" shall mean all securities of a corporation having the right under ordinary circumstances to vote in an election of the Board of Directors of such corporation;

          (iii) "Combined Voting Power" shall mean the aggregate votes entitled to be cast generally in the election of directors of a corporation by holders of then outstanding Voting Securities of such corporation; and

          (iv) "Permitted Holder" shall mean (A) the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company and (B) to the extent they hold securities in any capacity whatsoever, Craig H. Neilsen and Ray Neilsen and their respective estates, spouses, heirs, ancestors, lineal descendants, step children, legatees and legal representatives, and the trustees of any bona fide trusts of which one or more of the foregoing are the sole beneficiaries or grantors thereof and
               (C) any person controlled, directly or indirectly, by one or more of the foregoing Persons referred to in the immediately preceding clause (B), whether through the ownership of voting securities, by contract or otherwise.

1.14 "Claimant" shall have the meaning set forth in Section 14.1.

1.15 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.16 "Committee" shall mean the committee described in Article 12.

1.17 "Company" shall mean Ameristar Casinos, Inc., a Nevada corporation, and any successor to all or substantially all of the Company's assets or business.

1.18 "Company Contribution Account" shall mean (i) the sum of the Participant's Annual Company Contribution Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Contribution Account, less (iii) all distributions made to the Participant or his or her


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AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================

     Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.19 "Company Matching Account" shall mean (i) the sum of all of a Participant's Annual Company Matching Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Matching Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Matching Account.

1.20 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer, at the direction of the Committee, may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with
     Section 3.10 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.21 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.22 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan, or


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AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================

     discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

1.23 "Disability Benefit" shall mean the benefit set forth in Article 8.

1.24 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.25 "Employee" shall mean a person who is an employee of any Employer.

1.26 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.27 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.28 "First Plan Year" shall mean the period beginning April 1, 2001 and ending December 31, 2001.

1.29 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.30 "Plan" shall mean the Company's Deferred Compensation Plan adopted effective April 1, 2001, and as hereafter amended from time to time.

1.31 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan attributable to that Employer. Should there be more than one Plan Agreement in respect of a particular Employer, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional


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AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================

     benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.32 "Plan Year" shall, except for the First Plan Year, mean a period beginning on January 1 of each calendar year and ending December 31.

1.33 "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
     Article 6.

1.34 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with five
     (5) Years of Service.

1.35 "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.36 "Rollover Contribution(s)" shall have the meaning set forth in Section 3.7.

1.37 "Rollover Contribution Account" shall mean the sum of (a) a Participant's Rollover Contribution, plus (b) amounts credited in accordance with all of the applicable crediting provisions of the Plan that relate to the Participant's Rollover Contribution Account, less all distribution made from such account pursuant to this Plan. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Participant pursuant to the Plan.

1.38 "Rollover Transfer(s)" shall have the meaning set forth in Section 3.7.

1.39 "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.40 "Termination Benefit" shall mean the benefit set forth in Article 7.

1.41 "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.42 "Trust" shall mean one or more trusts established pursuant to that certain Master Trust Agreement, dated as of April 1, 2001, between the Company and the trustee named therein, as amended from time to time.

1.43 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable


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AMERISTAR CASINOS, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================

     circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.44 "Years of Plan Participation" shall mean the total number of full Plan Years a Participant has been a Participant in the Plan prior to his or her Termination of Employment (determined without regard to whether deferral elections have been made by the Participant for any Plan Year). Any partial year shall not be counted. Also, years in which a Participant is eligible to participate by reason of a withdrawal under Section 4.4 hereof shall not be counted. Notwithstanding the previous sentence, a Participant's first Plan Year of participation shall be treated as a full Plan Year for purposes of this definition, even if it is only a partial Plan Year of participation.

1.45 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year shall mean a 365 day period (or 366 days in the case of a leap year).

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employers, as determined by the Compensation Committee of the Board in its sole discretion. From that group, such Compensation Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in


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     accordance with Sections 201(2), 301(a)(3) and 401(a)(l) of ERISA, the
     Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                    ARTICLE 3
              DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES

3.1  MINIMUM DEFERRALS.

     (a) BASE ANNUAL SALARY AND ANNUAL BONUS. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary and/or Annual Bonus such that the aggregate amount of Base Annual Salary and Annual Bonus deferred is not less than $2,000. If an election is made for less than $2,000, or if no election is made, the amount deferred shall be zero.

     (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the First Plan Year, the minimum Base Annual Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2  MAXIMUM DEFERRAL.

For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary and/or Annual Bonus up to the following maximum percentages for each deferral elected:


            DEFERRAL                      MAXIMUM AMOUNT
        Base Annual Salary                      90%
        Annual Bonus                           100%

Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the First Plan Year of the Plan itself, the maximum Annual Deferral Amount, with respect to Base Annual Salary shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance, but the entire amount of the Annual Bonus attributable to the calendar year in which such short Plan Year ends may be subject to deferral.


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3.3  ELECTION TO DEFER; EFFECT OF ELECTION FORM.

     (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

     (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

3.4 WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Annual Salary. The Annual Bonus portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

3.5 ANNUAL COMPANY CONTRIBUTION AMOUNT. For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Annual Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive an Annual Company Contribution Amount for that Plan Year. The Annual Company Contribution Amount, if any, shall be credited as of the date selected by the Committee, in its sole and absolute discretion. If a Participant is not employed by an Employer as of the last day of a Plan Year other than by reason of his or her Retirement or death while employed, the Annual Company Contribution Amount for that Plan Year shall be zero.

3.6 ANNUAL COMPANY MATCHING AMOUNT. A Participant's Annual Company Matching Amount for any Plan Year shall be equal to the sum of (i) 100% of the Participant's Annual Salary Deferral Amount for such Plan Year, up to an amount that does not exceed


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     5% of the Participant's Base Annual Salary taken into account hereunder for such Plan Year and (ii) 100% of the Participant's Annual Bonus Deferral Amount for such Plan Year, up to an amount that does not exceed 5% of the Participant's Annual Bonus. The Annual Company Matching Amount, if any, shall be credited as of the date selected by the Committee, in its sole and absolute discretion. In the event of Retirement or death, a Participant shall be credited with the Annual Company Matching Amount for the Plan Year in which he or she Retires or dies.

3.7 ROLLOVER CONTRIBUTIONS AND ROLLOVER TRANSFERS. If a Participant participates in any other plan or arrangement maintained by an Employer (other than a plan qualified under Section 401 of the Code) that provides for the deferral of income or compensation (an "Other Deferral Plan"), and the Participant has an account balance under such Other Deferral Plan that the Participant is not presently entitled to receive (other than through distributions or withdrawals on account of hardship or which entail a reduction in such account balance or the payment of some other penalty), the Committee, in its sole and absolute discretion, may permit all but not less than all of such Participant's account balance in such Other Deferral Plan to be contributed to this Plan as a Rollover Contribution. The amount of any such Rollover Contribution shall be deducted from the Participant's account balance in such Other Deferral Plan, shall be credited to the Participant's Rollover Contribution Account under this Plan, and shall thereafter be governed by the terms and provisions of this Plan rather than by the terms and provisions of such Other Deferral Plan. Conversely, if a Participant has not become entitled to receive benefits under this Plan (other than pursuant to Sections 4.1 or 4.3 of this Plan) and the Participant also participates in an Other Deferral Plan, the Committee may, in its sole and absolute discretion, permit all but not less than all of the Participant's Account Balance to be transferred to such Other Deferral Plan in a Rollover Transfer. The amount of any Rollover Transfer shall be credited to the participant's account in such Other Deferral Plan, and shall thereafter be governed by the terms and provision of such Other Deferral Plan rather than by the terms and provisions of this Plan.

3.8 INVESTMENT OF TRUST ASSETS. The trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement.

3.9  VESTING.

     (a) A Participant shall at all times be 100% vested in his or her Deferral Account and Rollover Contribution Account.

     (b) A Participant shall be vested in his or her Company Contribution Account and Company Matching Account as follows: (i) with respect to all benefits under this Plan other than the Termination Benefit, a Participant's


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          vested Company Contribution Account and vested Company Matching
          Account shall equal 100% of such Participant's Company Contribution Account and Company Matching Account; and (ii) with respect to the Termination Benefit, a Participant's Company Contribution Account and Company Matching Account shall vest on the basis of the Participant's Years of Plan Participation at the time the Participant experiences a Termination of Employment, in accordance with the following schedule:

             YEARS OF PLAN PARTICIPATION               VESTED PERCENTAGE OF
              AT DATE OF TERMINATION OF            COMPANY CONTRIBUTION ACCOUNT
                      EMPLOYMENT                   AND COMPANY MATCHING ACCOUNT
           Less than 1 year                                     0%
           1 year or more, but less than 2                     20%
           2 years or more, but less than 3                    40%
           3 years or more, but less than 4                    60%
           4 years or more, but less than 5                    80%
           5 years or more                                    100%

          Upon a Termination of Employment, any unvested amounts in a Participant's Company Contribution Account and Company Marketing Account shall be forfeited.

     (c) Notwithstanding anything to the contrary contained in this Section 3.9, in the event of Retirement, Disability, death, or a Change in Control occurring while a Participant's employed by an Employer, a Participant's Company Contribution Account and Company Matching Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

     (d) Notwithstanding subsection (c), the vesting schedule for a Participant's Company Contribution Account and Company Matching Account shall not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of Section 280G of the Code to become effective. In the event that all of a Participant's Company Contribution Account and Company Matching Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of
          Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary


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          to avoid the limits of Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

3.10 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance (including for this purpose unvested amounts in the Participants Company Matching and Company Contribution Accounts) in accordance with the following rules:

     (a) ELECTION OF MEASUREMENT FUNDS. A Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.10(c) below) to be used to determine the additional amounts to be credited to his or her Account Balance for the first calendar month or portion thereof in which the Participant commences participation in the Plan and continuing thereafter for each subsequent calendar month in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Commencing with the first month that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent month in which the Participant participates in the Plan, no later than the next to last business day of the month, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply to the next month and continue thereafter for each subsequent month in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

     (b) PROPORTIONATE ALLOCATION. In making any election described in Section 3.10(a) above, the Participant shall specify on the Election Form, in increments of one percentage points (1%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

     (c) MEASUREMENT FUNDS. The Participant may elect one or more measurement funds, based on certain mutual funds selected and announced by the Committee (the "Measurement Funds"), for the purpose of crediting additional amounts to his or her Account Balance. As


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          necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect no earlier than the first day of the month that follows by thirty (30) days the day on which the Committee gives Participants advance written notice of such change. If the effective date of such a change occurs before a fund reallocation date and the change affects one of the Measurement Funds to which a Participant's Account Balance is allocated, the Participant's Account Balance shall be credited as if the change had not been made effective.

     (d) CREDITING OR DEBITING METHOD. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, as determined by the Committee in its sole discretion, as though (i) a Participant's Account Balance were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such calendar month, as of the close of business on the first business day of such calendar month, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred during any calendar month were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such calendar month, no later than the close of business on the first business day after the day on which such amounts are actually deferred from the Participant's Base Annual Salary through reductions in his or her payroll, at the closing price on such date; and (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement Fund(s), in the percentages applicable to such calendar month, no earlier than one business day prior to the distribution, at the closing price on such date. The Participant's Annual Company Matching Amount shall be credited to his or her Company Matching Account for purposes of this Section 3.10 as of the close of business as of the first business day of the payroll period to which it relates.

     (e) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance SHALL NOT be considered or construed in any manner as an actual investment of his or her Account

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          Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.11 FICA AND OTHER TAXES.

     (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary and Annual Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.11.

     (b) COMPANY MATCHING AMOUNTS AND COMPANY CONTRIBUTION AMOUNTS. When a participant becomes vested in a portion of his or her Company Matching Account or Company Contribution Account, the Participant's Employer(s) shall withhold from the Participant's Base Annual Salary or Annual Bonus that is not deferred, or both, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such vested portion of his or her Company Matching Account or Company Contribution Account. If necessary, the Committee may reduce the vested portion of the Participant's Company Matching Account or Company Contribution Account, as the case may be, in order to comply with this Section 3.11.

     (c) ROLLOVER CONTRIBUTIONS. For each Plan Year in which a Rollover Contribution is contributed by a Participant to the Plan, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary or Annual Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Rollover Contribution. If necessary, the Committee may reduce the Rollover Contribution in order to comply with this Section 3.11.

     3.12 DISTRIBUTIONS. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local


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income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                    ARTICLE 4
             SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES;
                               WITHDRAWAL ELECTION

4.1 SHORT-TERM PAYOUT. For each Plan Year, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan solely with respect to all or part of the Annual Deferral Amount for such Plan Year. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the specified portion of the Annual Deferral Amount plus amounts credited or debited in the manner provided in Section
     3.10 above on that amount, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment). Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout shall be paid out during a 60 day period commencing immediately after the last day of any Plan Year designated by the Participant that is at least four Plan Years after the Plan Year in which the corresponding Annual Deferral Amount is actually deferred.

4.2 OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with
     Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation.

4.4 WITHDRAWAL ELECTION. A Participant (or, after a Participant's death, his or her Beneficiary) may elect, at any time, to withdraw all of his or her Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of such amount (the net amount shall be


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     referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the withdrawal penalty plus any nonvested amounts allocable to the Participant shall be permanently forfeited, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan for the remainder of the Plan Year and the next Plan Year. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation.

                                    ARTICLE 5
                               RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of any whole number of years not to exceed 15. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 1 year prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the last day of the Plan Year in which the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of years and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a



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     lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.

                                    ARTICLE 6
                         PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. The Pre-Retirement Survivor Benefit shall be paid in the payment period previously elected by the Participant for the payment of the Retirement Benefit, but commencing upon the Participant's death. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be paid in a lump sum. Notwithstanding the foregoing, payment of the Pre-Retirement Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or in not more than 12 monthly installments. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the last day of the Plan Year in which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 7
                               TERMINATION BENEFIT

7.1 TERMINATION BENEFIT. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2 PAYMENT OF TERMINATION BENEFIT. If the Participant's Account Balance at the time of his or her Termination of Employment is less than $25,000, payment of his or her Termination Benefit shall be paid in a lump sum. If his or her Account Balance at such time is equal to or greater than that amount, the Committee, in its sole discretion, may cause the Termination Benefit to be paid in a lump sum or pursuant to an Annual Installment Method of up to 5 years. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the last day of the month in which the Participant experiences the Termination of Employment. Any payment made shall be subject to the Deduction Limitation.



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                                    ARTICLE 8
                          DISABILITY WAIVER AND BENEFIT

8.1  DISABILITY WAIVER.

     (a) WAIVER OF DEFERRAL. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary and/or Annual Bonus for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

     (b) RETURN TO WORK. If a Participant returns to employment with an Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

8.2 CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with
     Article 5. The Disability Benefit shall be paid commencing 90 days of the Committee's exercise of such right pursuant to Article 7, or if the Participant is otherwise eligible to Retire, pursuant to Article 5. Any payment made shall be subject to the Deduction Limitation.



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                                    ARTICLE 9
                             BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.



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                                   ARTICLE 10
                                LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   ARTICLE 11
                     TERMINATION, AMENDMENT OR MODIFICATION

11.1 TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 15 years, with amounts credited or debited during the installment period as provided herein. If the Plan is terminated after a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment


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     of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years provided that earnings continue to be credited or debited during the installment period as provided herein.

11.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section 11.2 or Section 12.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3 PLAN AGREEMENT. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

11.4 EFFECT OF PAYMENT. The full payment of the applicable benefit under Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.


                                   ARTICLE 12
                                 ADMINISTRATION

12.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 12 or
     Section 2.1 hereof, this Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the


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     administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Plan, the Company shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the Trustee and approved by the individual who, immediately prior to such event, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"). The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator or all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date of circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

12.3 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.4 BINDING EFFECT OF DECISIONS. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.


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12.5 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

12.6 EMPLOYER INFORMATION. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                   ARTICLE 13
                          OTHER BENEFITS AND AGREEMENTS

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14
                                CLAIMS PROCEDURES

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:


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          (i)   the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv)  an explanation of the claim review procedure set forth in
                Section 14.3 below.

14.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this
     Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


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                                   ARTICLE 15
                                      TRUST

15.1 ESTABLISHMENT OF THE TRUST. The Company has established a Trust, and each Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts, Annual Company Contribution Amounts, and Company Matching Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                   ARTICLE 16
                                  MISCELLANEOUS

16.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employee" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(l). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant and shall be limited to its particular obligation to a Participant based on compensation deferred while the Participant was employed by that Employer. An Employer shall have no obligation to a Participant under the Plan except as expressly


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     provided in the Plan and his or her Plan Agreement. Each Employer's
     obligation, however, is also guaranteed by the Company, so that both the Company and the affected Employer (if other than the Company) are jointly and severally responsible for that particular Employer's obligations hereunder.

16.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan and any Plan Agreement shall be construed and interpreted according to the internal laws of the State of Nevada without regard to its conflicts of laws principles.


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16.10 NOTICE. Any notice or filing required or permitted to be given to the
      Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                      Deferred Compensation Plan Committee
                             Ameristar Casinos, Inc.
                            37773 Howard Hughes Pkwy
                                 Suite 490 South
                               Las Vegas, NV 89109

      Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

      Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In



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      addition, if a court determines that a spouse or former spouse of a
      Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.16 DISTRIBUTION IN THE EVENT OF TAXATION.

      (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

      (b) TRUST. If the Trust terminates and benefits are distributed from the Trust to a Participant, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

16.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer(s) (which might then be composed of new members) or a shareholder of the Company or the Participant's Employers, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer(s) or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's



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      Employer(s) to institute, or may institute, litigation seeking to deny
      Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer(s) or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer(s) or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer(s) irrevocably authorize such Participant to retain counsel of his or her choice whose reasonable fees and charges shall be borne by the Company and the Participant's Employer(s) (who shall be jointly and severally liable for such amounts) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer(s) or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

      IN WITNESS WHEREOF, the Company has signed this Plan document as of April 1, 2001.


                                  Ameristar Casinos, Inc., a Nevada
                                       corporation

                                  By: /s/ Gordon R. Kanofsky
                                     ---------------------------------------
                                      Gordon R. Kanofsky
                                      Senior Vice President of Legal Affairs





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